UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-5076

Tax-Exempt California Money Market Fund

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	09/30

Date of reporting period:	09/30/08

ITEM 1.           REPORT TO STOCKHOLDERS

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, visit www.dws-investments.com. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

ANNUAL REPORT TO SHAREHOLDERS

Tax-Exempt California Money Market Fund

September 30, 2008

Dear Shareholder:

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Thank you for investing with the Tax-Exempt California Money Market Fund. To provide you with an update of holdings and financial highlights, on the following pages you will find the fund's annual report for its most recent fiscal year ended September 30, 2008. Briefly, for the 12-month period ended September 30, the fund's portfolio registered favorable performance and achieved its stated objectives of providing maximum current income while maintaining stability of principal.

Economic Review

Over the past 12 months, we witnessed earthshaking events in the financial markets. The worldwide credit crunch that originated with problems in the US subprime mortgage market and securitized mortgages eventually brought down several financial firms including Bear Stearns and Lehman Brothers, and transformed Wall Street. A severe loss of market liquidity forced the US Federal Reserve Board (the Fed) and other central banks to lower interest rates substantially in an attempt to lift the economy and offer expansive lending facilities to investment banks. Among other unprecedented actions, the US government decided to back Fannie Mae and Freddie Mac explicitly, inject $700 billion into the banking system and offer a stimulus package to US consumers. (In October 2008, a second stimulus package was under consideration because of continued economic worries.) Financial difficulties for some monoline insurers of tax-exempt securities (that also insured structured mortgages) had the most direct negative effect on the tax-exempt money markets, as several of these insurers were downgraded by ratings agencies.1

1 Monoline insurers (also referred to as "monoline insurance companies" or simply "monolines") guarantee the timely repayment of bond principal and interest when an issuer defaults. They are so named because they originally provided services to only one industry.

Fund Results (as of September 30, 2008)

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in them.

	7-Day Current Yield	Equivalent Taxable Yield*
Premier Shares	5.51%**	9.35%
Institutional Shares	6.15%**	10.43%

Yields are historical, will fluctuate, and do not guarantee future performance. The 7-day current yield refers to the income paid by the fund over a 7-day period expressed as an annual percentage rate of the fund's shares outstanding. Please keep in mind that the high yields stated above were primarily achieved during recent volatile market conditions. Investors should not expect that such favorable yields can be consistently achieved. A fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

* The equivalent taxable yield allows you to compare with the performance of taxable money market funds. It is based on the fund's yield and an approximate combined Federal and State of California marginal income tax rate of 41.05%. Income may be subject to local taxes and for some investors, the alternative minimum tax.
** The investment advisor has agreed to waive fees/reimburse expenses. Without such fee waivers/expense reimbursements, the 7-day current yield would have been 5.41% and 5.97% for Premier Shares and Institutional Shares, respectively.

During a difficult period for the credit markets, we sought to balance higher yield with top quality by maintaining a strong position in floating-rate securities as we took advantage of comparatively higher floating-rate interest coupons. The interest rate of floating-rate securities adjusts periodically based on indices such as the Securities Industry and Financial Market Association Index of Variable Rate Demand Notes.2 Because the interest rates of these instruments adjust as market conditions change, they provide flexibility in an uncertain interest rate environment. In addition, we took a cautious approach in extending maturity. In part, this was because of the problems within the monoline insurance industry. Early on, our policy was to look beyond insured-AAA ratings, examine the underlying creditworthiness of each issue closely, and choose what we consider to be safe and highly liquid securities.3 Because of our cautious approach, the securities the fund purchased tended to have lower yields than issues carrying more risk. This cost the fund some yield, but we believe that this represented a prudent approach to preserving principal.

2 The Securities Industry and Financial Market Association Index of Variable Rate Demand Notes is a weekly high-grade market index consisting of seven-day, tax-exempt and variable-rate demand notes produced by Municipal Market Data Group. Actual issues are selected from Municipal Market Data's database of more than 10,000 active issues.
3 Credit quality (credit ratings) is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.

Over the past 12 months, the state of California has come under increasing budgetary pressure, mainly due to the housing/credit crisis. Southern California in particular has suffered from a wave of foreclosures. By the fall of 2008, there was some evidence that bargain hunters were stepping up housing purchases there.

However, we believe the state's budget will remain under pressure because of anticipated significant declines in capital gains tax receipts. In light of this, we plan to avoid state of California issues and largely confine our investments to municipalities and general obligation issues with solid track records as well as issues with repayment guarantees such as letters of credit. Our intent is to maintain a highly liquid portfolio with a short average maturity over the next nine to 12 months. We continue our insistence on the highest credit quality within the fund, and we plan to maintain our conservative investment strategies and standards.

Thank you again for your investment. We look forward to serving your investment needs in the months and years to come.

Sincerely,

Sonelius Kendrick-Smith
Portfolio Manager,
Tax-Exempt California Money Market Fund
September 2008

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2008 to September 30, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2008
Actual Fund Return	Premier Shares	Institutional Shares*
Beginning Account Value 4/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/08	$ 1,006.60	$ 1,002.40
Expenses Paid per $1,000**	$ 4.26	$ .15
Hypothetical 5% Portfolio Return	Premier Shares	Institutional Shares
Beginning Account Value 4/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/08	$ 1,020.75	$ 1,023.75
Expenses Paid per $1,000**	$ 4.29	$ 1.26
* For the period from September 9, 2008 (commencement of operations) to September 30, 2008.
** Expenses (hypothetical expenses if the Fund had been in existence from April 1, 2008) are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Premier Shares	Institutional Shares
Tax-Exempt California Money Market Fund	.85%	.25%

For more information, please refer to the Fund's prospectus.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	9/30/08	9/30/07

Municipal Investments: Municipal Variable Rate Demand Notes	92%	90%
Municipal Bonds and Notes	8%	10%
	100%	100%
Weighted Average Maturity	9/30/08	9/30/07

Tax-Exempt California Money Market Fund	19 days	22 days
State Specific Retail California Money Fund Average*	33 days	25 days
* The Fund is compared to its respective iMoneyNet category: State Specific Retail Money Funds Average Category consists of all retail national and state tax-free and municipal money funds. Portfolio holdings of tax-free funds include Rated and Unrated Demand Notes, Rated and Unrated General Market Notes, Commercial Paper, Put Bonds — 6 months and less, Put Bonds — over 6 months, AMT Paper, and Other Tax-Free holdings. The category consists of all funds in the National Tax-Free Retail and State Specific Retail categories.

Asset allocation and weighted average maturity are subject to change. For more complete details about the Fund's holdings, see pages 9-11. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund is posted twice each month to www.dws-investments.com. Portfolio holdings as of the 15th day of each month are posted on or after month-end and portfolio holdings as of each month-end are posted on or after the 14th day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-investments.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of September 30, 2008

	Principal Amount ($)	Value ($)

Municipal Investments 99.2%
California 99.2%
Alameda County, CA, Industrial Development Authority Revenue, Autumn Press, Inc. Project, AMT, 7.5%*, 11/1/2029, Wells Fargo Bank NA (a)	1,977,000	1,977,000
Alameda County, CA, Industrial Development Authority Revenue, White Brothers Project, AMT, 7.5%*, 3/1/2032, Comerica Bank (a)	2,555,000	2,555,000
California, ABAG Finance Authority for NonProfit Corps., Multi-Family Housing Revenue, Arbors Apartments, Series A, 8.0%*, 12/15/2032	1,400,000	1,400,000
California, ABAG Finance Authority for NonProfit Corps., Multi-Family Housing Revenue, California Hill Apartments, Series A, AMT, 8.2%*, 12/15/2032	7,400,000	7,400,000
California, Austin Trust, Various States:
Series 2008-3044X, 144A, 5.92%*, 8/1/2031 (b)	6,500,000	6,500,000
Series 2008-1065, 144A, 6.26%*, 3/1/2033	10,000,000	10,000,000
California, Bay Area Toll Authority Bridge Revenue, Series C, 7.75%*, 4/1/2045	10,000,000	10,000,000
California, Bay Area Toll Authority Bridge Revenue, San Francisco Bay Area, Series D-1, 8.0%*, 4/1/2045	6,000,000	6,000,000
California, Communities Program Note Participations, Tax & Revenue Anticipation Notes, Series A-4, 3.0%, 6/30/2009	3,000,000	3,029,905
California, Health Facilities Financing Authority Revenue, Kaiser Permanente, Series C, 7.69%*, 6/1/2041	1,700,000	1,700,000
California, Housing Finance Agency Revenue, Multi-Family Housing, Series C, AMT, 7.75%*, 2/1/2037	100,000	100,000
California, Infrastructure & Economic Development Bank Revenue, Series PT-3501, 144A, 4.51%*, 7/1/2037 (b)	1,200,000	1,200,000
California, Infrastructure & Economic Development Bank Revenue, Orange County Performing Arts Center, Series C, 7.05%*, 7/1/2034, Allied Irish Bank PLC (a)	5,760,000	5,760,000
California, Infrastructure & Economic Development Bank, Industrial Revenue, Pocino Foods Co. Project, Series A, AMT, 8.15%*, 6/1/2031, Wells Fargo Bank NA (a)	4,000,000	4,000,000
California, Macon Trust, Various States, Series 2007-336, 144A, 5.0%*, 9/1/2011, Bank of America NA (a)	3,405,000	3,405,000
California, Municipal Finance Authority, Multi-Family Housing Revenue, Series 2410, 144A, AMT, 5.8%*, 1/1/2020, JPMorgan Chase Bank (a)	10,130,000	10,130,000
California, Orange County Water District, 1.47%, 10/9/2008	1,450,000	1,450,000
California, RBC Municipal Products, Inc. Trust, Various States, Series E-3, 144A, AMT, 5.7%*, 9/1/2037, Royal Bank of Canada (a)	4,495,000	4,495,000
California, School Cash Reserve Program, Certificates of Participation, Series A, 3.0%, 7/6/2009, US Bank NA (a)	4,555,000	4,606,652
California, State Center Community College District, Series 1972, 144A, 4.37%*, 2/1/2015 (b)	4,590,000	4,590,000
California, State Department of Water Resources, Power Supply Revenue:
Series C-9, 7.73%*, 5/1/2022, Citibank NA (a)	1,550,000	1,550,000
Series G-2, 7.75%*, 5/1/2011, Lloyds TSB Bank PLC (a)	530,000	530,000
Series C-17, 7.9%*, 5/1/2022, Bank of New York (a)	2,600,000	2,600,000
California, State Economic Recovery, Series C-16, 8.0%*, 7/1/2023 (b)	5,000,000	5,000,000
California, State General Obligation:
Series 2178, 144A, 4.76%*, 12/1/2037	8,591,000	8,591,000
Series C-1, 7.0%*, 5/1/2033, Landesbank Hessen-Thuringen (a)	3,520,000	3,520,000
California, State General Obligation, Weekly Kindergarten University, Series A-9, 7.25%*, 5/1/2034, Citibank NA (a)	3,100,000	3,100,000
California, Statewide Communities Development, Series 2114, 144A, AMT, 5.17%*, 9/1/2046	3,600,000	3,600,000
California, Statewide Communities Development Authority, Multi-Family Housing Revenue:
Series R-13057CE, 144A, AMT, 5.79%*, 12/1/2041	7,000,000	7,000,000
Series 2680, 144A, 7.96%*, 5/15/2016, JPMorgan Chase Bank (a)	11,000,000	11,000,000
Series 2681, 144A, AMT, 7.96%*, 5/15/2018, JPMorgan Chase Bank (a)	2,000,000	2,000,000
California, Statewide Communities Development Authority Revenue, Series 2089, 144A, 6.13%*, 10/1/2036	3,000,000	3,000,000
California, Statewide Communities Development Authority Revenue, Rady Children's Hospital, Series A, 7.1%*, 8/15/2047, Allied Irish Bank PLC (a)	2,900,000	2,900,000
California, Statewide Communities Development Authority Revenue, Retirement Housing Foundation, 7.8%*, 9/1/2030, KBC Bank NV (a)	8,000,000	8,000,000
California, University of California Revenues, Series 2169, 144A, 4.5%*, 5/15/2031 (b)	3,635,000	3,635,000
Castaic Lake, CA, Water Agency Revenue, Certificates of Participation, 1994 Project, Series A, 7.64%*, 8/1/2020, Wells Fargo Bank NA (a)	2,385,000	2,385,000
Contra Costa County, CA, Multi-Family Housing Revenue, Camara Circle Apartments, Series A, AMT, 8.15%*, 12/1/2032, Citibank NA (a)	1,275,000	1,275,000
Fresno, CA, Water System Revenue, Municipal Securities Trust Receipts, SGA 153, "A", 144A, 7.98%*, 6/1/2024, Societe Generale (a)	4,700,000	4,700,000
Los Angeles County, CA, Multi-Family Housing Authority Revenue, Canyon Country Villas Project, Series H, 7.05%*, 12/1/2032	10,500,000	10,500,000
Los Angeles County, CA, Multi-Family Mortgage Revenue, Valencia Housing Project, Series C, 5.3%*, 4/1/2031	10,550,000	10,550,000
Los Angeles, CA, Tax & Revenue Anticipation Notes, 3.0%, 6/30/2009	6,000,000	6,064,254
Novato, CA, Multi-Family Revenue, Senior Housing Project, 7.0%*, 10/1/2032, Bank of the West (a)	2,120,000	2,120,000
Poway, CA, Unified School District, Series R-12224, 144A, 4.43%*, 8/1/2030 (b)	3,110,000	3,110,000
San Bernardino County, CA, Multi-Family Housing Revenue, Series A, 7.5%*, 7/1/2014	2,050,000	2,050,000
San Diego, CA, Certificates of Participation, 7.94%*, 12/1/2028, Comerica Bank (a)	1,915,000	1,915,000
San Francisco, CA, Bay Area Rapid Transit District, Series R-12222, 144A, 8.19%*, 8/1/2035	4,950,000	4,950,000
San Francisco, CA, City & County Airport Revenue, 1.6%, 11/6/2008	3,270,000	3,270,000
San Francisco, CA, City & County, Redevelopment Agency, Multi-Family Housing Revenue, Derek Silva Community, Series D, AMT, 7.5%*, 12/1/2019, Citibank NA (a)	1,795,000	1,795,000
Santa Clara, CA, Electric Revenue, Series B, 7.97%*, 7/1/2027, Dexia Credit Local Bank (a)	5,000,000	5,000,000
Southern California, Metropolitan Water District, Waterworks Revenue, Series A, 7.72%*, 7/1/2025	800,000	800,000
Triunfo County, CA, Sanitation District Revenue, 7.75%*, 6/1/2019, BNP Paribas (a)	2,400,000	2,400,000
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $219,208,811)+	99.2	219,208,811
Other Assets and Liabilities, Net	0.8	1,870,993
Net Assets	100.0	221,079,804
* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of September 30, 2008.
+ The cost for federal income tax purposes was $219,208,811.
(a) Security incorporates a letter of credit from the bank listed.
(b) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
AMBAC Financial Group	0.6
Financial Security Assurance, Inc.	10.4

AMT: Subject to alternative minimum tax.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2008
Assets
Investments in securities, valued at amortized cost	$ 219,208,811
Receivable for investments sold	6,728,540
Interest receivable	840,424
Other assets	23,233
Total assets	226,801,008
Liabilities
Cash overdraft	5,327,433
Payable for investments purchased	100,266
Dividends payable	34,450
Accrued management fee	3,235
Accrued expenses and other liabilities	255,820
Total liabilities	5,721,204
Net assets, at value	$ 221,079,804
Net Assets Consist of
Undistributed net investment income	30,303
Paid-in capital	221,049,501
Net assets, at value	$ 221,079,804
Premier Shares Net Asset Value, offering and redemption price per share ($221,077,800 ÷ 221,048,152 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 1.00
Institutional Shares Net Asset Value, offering and redemption price per share ($2,004 ÷ 2,004 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2008
Investment Income
Income: Interest	$ 4,244,573
Expenses: Management fee	281,570
Administration fee	87,454
Services to shareholders	357,802
Custodian fee	8,524
Distribution fee	553,536
Professional fees	74,752
Trustees' fees and expenses	21,454
Reports to shareholders and shareholder meeting	47,002
Registration fees	26,395
Other	12,836
Total expenses, before expense reductions	1,471,325
Expense reductions	(31,628)
Total expenses, after expense reductions	1,439,697
Net investment income	2,804,876
Net realized gain (loss)	18,359
Net increase (decrease) in net assets resulting from operations	$ 2,823,235

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended September 30,
	2008	2007
Operations: Net investment income	$ 2,804,876	$ 2,509,342
Net realized gain (loss)	18,359	4,288
Net increase (decrease) in net assets resulting from operations	2,823,235	2,513,630
Distributions to shareholders from: Net investment income: Premier Shares	(2,804,852)	(2,492,340)
Institutional Shares	(5)	—
Total distributions	(2,804,857)	(2,492,340)
Fund share transactions: Proceeds from shares sold	274,781,143	179,436,756
Reinvestment of distributions	2,797,217	2,474,781
Cost of shares redeemed	(173,165,754)	(156,251,471)
Net increase (decrease) in net assets from Fund share transactions	104,412,606	25,660,066
Increase (decrease) in net assets	104,430,984	25,681,356
Net assets at beginning of period	116,648,820	90,967,464
Net assets at end of period (including undistributed net investment income of $30,303 and $11,944, respectively)	$ 221,079,804	$ 116,648,820

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Premier Shares Years Ended September 30,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.018	.026	.023	.014	.004
Less distributions from net investment income	(.018)	(.026)	(.023)	(.014)	(.004)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	1.78[a]	2.67	2.29	1.38	.42[a]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	221	117	91	144	141
Ratio of expenses before expense reductions (%)	.88	.97	.95	.74	.67
Ratio of expenses after expense reductions (%)	.86	.97	.95	.74	.66
Ratio of net investment income (%)	1.67	2.66	2.22	1.39	.42
[a] Total return would have been lower had certain expenses not been reduced.
Institutional Shares Year Ended September 30,	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00
Net investment income	.002
Less distributions from net investment income	(.002)
Net asset value, end of period	$ 1.00
Total Return (%)	.24b**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.002
Ratio of expenses before expense reductions (%)	2.73*
Ratio of expenses after expense reductions (%)	.25*
Ratio of net investment income (%)	.24**
[a] For the period from September 9, 2008 (commencement of operations of Institutional Shares) to September 30, 2008.
[b] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Notes to Financial Statements

1. Significant Accounting Policies

Tax-Exempt California Money Market Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers two classes of shares to investors: Effective August 26, 2008, the existing shares of Tax-Exempt California Money Market Fund were redesignated as a separate share class named Tax-Exempt California Money Market Fund — Premier Shares ("Premier Shares") and on September 9, 2008, the Fund commenced offering Tax-Exempt California Money Market Fund — Institutional Shares ("Institutional Shares").

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, were borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium.

New Accounting Pronouncement. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of September 30, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the levels of inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its tax-exempt income and capital gains to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

At September 30, 2008, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed tax-exempt income	$ 78,334

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Year Ended September 30,
	2008	2007
Distributions from tax-exempt income	$ 2,786,498	$ 2,488,052
Distributions from long-term capital gains	$ —	$ 2,673
Distributions from ordinary income*	$ 18,359	$ 1,615
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

2. Related Parties

Management Agreement. Under the Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Prior to May 1, 2008, in addition to portfolio management services, the Advisor provided certain administrative services in accordance with the Investment Management Agreement. For the period from October 1, 2007 through April 30, 2008, the Fund paid a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly at the following annual rates:

First $500 million of the Fund's average daily net assets	.220%
Next $500 million of such net assets	.200%
Next $1 billion of such net assets	.175%
Next $1 billion of such net assets	.160%
Over $3 billion of such net assets	.150%

Effective May 1, 2008, under the Amended and Restated Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly at the following annual rates:

First $500 million of the Fund's average daily net assets	.120%
Next $500 million of such net assets	.100%
Next $1 billion of such net assets	.075%
Next $1 billion of such net assets	.060%
Over $3 billion of such net assets	.050%

Effective October 1, 2007 through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) to the extent necessary to maintain the operating expenses of the Premier Shares at 0.90%.

Effective September 9, 2008 (commencement of operations of Institutional Shares) through August 26, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) to the extent necessary to maintain the operating expenses of the Institutional Shares at 0.25%.

Accordingly, for the year ended September 30, 2008, the Advisor waived a portion of its management fee pursuant to the Amended and Restated Investment Management Agreement aggregating $21,828 and the amount imposed aggregated $259,742, which was equivalent to an annual effective rate of 0.15% of the Fund's average daily net assets.

Administration Fee. Effective May 1, 2008, the Fund entered into an Administrative Services Agreement with DIMA, pursuant to which DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from May 1, 2008 through September 30, 2008, the Advisor received an Administration Fee of $87,454, of which $18,742 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement among DISC and DST Systems, Inc. ("DST"). DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended September 30, 2008 and the period from September 9, 2008 (commencement of operations) through September 30, 2008 for the Institutional Shares, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at September 30, 2008
Premier Shares	$ 352,887	$ —	$ 111,297
Institutional Shares	3	3	—
	$ 352,890	$ 3	$ 111,297

Distribution Fee. Under the Fund's Premier Shares 12b-1 Plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.33% of average daily net assets of the Premier Shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of the Fund. For the year ended September 30, 2008, the Distribution Fee for the Premier Shares aggregated $553,536, of which $62,788 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders and shareholder meeting" aggregated $11,208, of which $4,574 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended September 30, 2008, the Fund paid its allocated portion of the retirement benefit of $6,990 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

3. Fee Reductions

For the year ended September 30, 2008, the Advisor agreed to reimburse the Fund $611, which represented a portion of the expected fee savings for the Advisor through December 31, 2007, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended September 30, 2008, the Fund's custodian fee was reduced by $938 and $1,258, respectively, for the custody and transfer agent credits earned.

4. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

5. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2008		Year Ended September 30, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Premier Shares	274,779,143	$ 274,779,143	179,436,756	$ 179,436,756
Institutional Shares*	2,000	2,000	—	—
		$ 274,781,143		$ 179,436,756
Shares issued to shareholders in reinvestment of distributions
Premier Shares	2,797,213	$ 2,797,213	2,474,781	$ 2,474,781
Institutional Shares*	4	4	—	—
		$ 2,797,217		$ 2,474,781
Shares redeemed
Premier Shares	(173,165,754)	$ (173,165,754)	(156,251,471)	$ (156,251,471)
		$ (173,165,754)		$ (156,251,471)
Net Increase (decrease)
Premier Shares	104,410,602	$ 104,410,602	25,660,066	$ 25,660,066
Institutional Shares*	2,004	2,004	—	—
		$ 104,412,606		$ 25,660,066
* For the period from September 9, 2008 (commencement of operations of Institutional Shares) to September 30, 2008.

6. Participation in the Treasury's Temporary Guarantee Program

The U.S. Department of the Treasury (the "Treasury") has established a Temporary Guarantee Program for Money Market Funds (the "Program"). The Fund has been accepted in the Program.

The Program is designed to protect the value of accounts in the Fund as of the close of business on September 19, 2008. According to the terms of the Program, any investment made by a shareholder after September 19, 2008 in excess of the amount held in the account as of the close of business on that date will not be covered by the Program. Any purchase of shares of the Fund's for an account opened after September 19, 2008 will also not be covered under the Program. The Program guarantee will apply to the lesser of (i) the number of shares held in an account as of the close of business on September 19, 2008, or (ii) the number of shares held in the account on the date the Program guarantee is triggered. Subject to certain conditions and limitations, the Program guarantee is triggered if the Fund's net asset value falls below $0.995 and the Fund is liquidated. Guarantee payments under the Program will not exceed the amount available within the Treasury's Exchange Stabilization Fund ("ESF") on the date of payment. As of the date of this report, ESF assets are approximately $50 billion. The Treasury and the Secretary of the Treasury have the authority to use assets from the ESF for purposes other than those of the Program.

The Fund will bear the expenses of participating in the Program. For the initial three months of the Program, the Fund will pay 0.01% of the product of (i) the number of shares outstanding as of September 19, 2008, and (ii) $1.00, as required under the Program. The Program is set to terminate on December 18, 2008, unless extended by the Treasury. The Treasury may extend the program through the close of business on September 18, 2009. If the Program is extended beyond December 18, 2008, the Fund would need to pay an additional fee and there can be no assurances that the Fund will continue to participate.

Neither the Fund nor Deutsche Investment Management Americas Inc., the Fund's investment advisor, are in any manner approved, endorsed, sponsored or authorized by the Treasury.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Tax-Exempt California Money Market Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Tax-Exempt California Money Market Fund (the "Fund"), as of September 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax-Exempt California Money Market Fund at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts November 19, 2008

Tax Information (Unaudited)

Of the dividends paid from net investment income for the taxable year ended September 30, 2008, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns.

Other Information

Proxy Voting

The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2008.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders at a special meeting held in 2008. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a peer universe compiled by the independent fee consultant using information supplied by iMoneyNet Inc. ("iMoneyNet"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper Inc. ("Lipper")), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's gross performance (Premier Shares) was in the 2nd quartile, 1st quartile and 1st quartile, respectively, of the applicable iMoneyNet universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). Based on Lipper data provided as of December 31, 2007, the Board noted that the Fund's total (net) operating expenses (excluding 12b-1 fees and/or shareholder administration fees) were expected to be higher than the median of the applicable Lipper expense universe for Premier Shares (3rd Quartile). The Board noted that it did not receive Lipper information for Institutional Shares because the share class was newly created in 2008. The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of September 30, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004[2] Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		134
Paul K. Freeman (1950) Vice Chairperson since 2008 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	134
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	134
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	134
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	134
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	134
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	134
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	134
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	134
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	134
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	134
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	137
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	134
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[10] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[10] (1962) Assistant Secretary 2005-present	Director[5], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[9] (1957) Assistant Treasurer, 2003-present	Director[5], Deutsche Asset Management
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Represents the year Ms. Driscoll was first appointed Chairperson of certain DWS funds.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

ITEM 2.	CODE OF ETHICS

As of the end of the period, September 30, 2008, Tax-Exempt California Money Market Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

TAX-EXEMPT CALIFORNIA MONEY MARKET FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accountant, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2008	$32,715	$5,000	$6,232	$0
2007	$32,618	$0	$4,448	$0

The above “Audit Related Fees” were billed in connection with agreed upon procedures and the above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2008	$0	$382,000	$0
2007	$250,000	$486,614	$0

The “Audit-Related Fees” were billed for services in connection with agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2008	$6,232	$382,000	$1,474,733	$1,862,965
2007	$4,448	$486,614	$1,484,326	$1,975,388

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the fund.

***

In connection with the audit of the 2007 and 2008 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y advised the Fund’s Audit Committee that certain arrangements between the Ernst & Young member firm in Germany (“E&Y Germany”) and Deutsche Bank AG (“DB”) had been determined to be inconsistent with the SEC auditor independence rules. DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. In 2006 and 2007, DB provided standard overdraft protection on a depository account and a guarantee of certain lease deposits to E&Y Germany. E&Y advised the Audit Committee that while neither of these arrangements was ever utilized by E&Y Germany, they could constitute lending type arrangements in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(1)(ii)(A) provides that an accountant is not independent when an accounting firm has a loan to or from an audit client.) E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audits of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that neither of the arrangements was ever utilized and, accordingly, E&Y Germany never had amounts outstanding to DB, these arrangements were immaterial to E&Y Germany and DB and the E&Y professionals responsible for the Fund’s audits were not aware of these arrangements. E&Y informed the Audit Committee that E&Y Germany has cancelled the overdraft arrangements and has terminated the guarantee on the lease deposits.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DWS Micro Cap Fund, a series of DWS Advisor Funds

DWS Mid Cap Growth Fund, a series of DWS Advisor Funds

DWS Short Duration Plus Fund, a series of DWS Advisor Funds

DWS Small Cap Growth Fund, a series of DWS Advisor Funds

DWS Dreman Value Income Edge Fund, Inc.

DWS High Income Fund, a series of DWS High Income Series

DWS GNMA Fund, a series of DWS Income Trust

DWS Inflation Protected Plus Fund, a series of DWS Institutional Funds

DWS Capital Growth Fund, a series of DWS Investment Trust

DWS Growth & Income Fund, a series of DWS Investment Trust

DWS Small Cap Core Fund, a series of DWS Investment Trust

Tax-Exempt California Money Market Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 2, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 2, 2008